Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

(8)  Income Taxes

There was no income tax benefit attributable to net losses for 2011 and 2010. The difference between taxes computed by applying the U.S. federal corporate rate of 34% and the actual income tax provisions in 2011 and 2010 is primarily the result of establishing a valuation allowance on the Company’s deferred tax assets arising primarily from tax loss carry forwards.

The tax effects of temporary differences and tax loss and credit carry forwards that give rise to significant portions of deferred tax assets and liabilities at December 31 are comprised of the following (in thousands):

	2010	2011
Net operating loss carry forwards	$41,175	$48,184
Research and development credit carry forwards	2,821	3,270
Other	25	25
Gross deferred tax assets	44,021	51,478
Less valuation allowance	(44,021)	(51,478)
Net deferred tax assets	$—	$—

The increase in the valuation allowance for deferred tax assets for 2011 and 2010 of $4.6 million and $7.5 million, respectively, was due to the inability to utilize net operating losses and research and development credits.

At December 31, 2011, the Company had net operating loss carry forwards for income tax purposes of approximately $141.7 million and unused research and development tax credits of approximately $3.3 million available to offset future taxable income and income taxes, respectively, expiring beginning 2019 through 2030. The Company’s ability to utilize net operating loss and credit carry forwards is limited pursuant to the Tax Reform Act of 1986, due to cumulative changes in stock ownership in excess of 50% such that some net operating losses may never be utilized.  The tax years 2008 through 2011 remain open to examination by federal agencies and other jurisdictions in which the Company operates.